UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2025

OS THERAPIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42195	82-5118368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Pullman Crossing Road, Suite 103 Grasonville, Maryland	21638
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 297-7793

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	OSTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

OS Therapies Incorporated

October 14, 2025

Item 7.01. Regulation FD Disclosure.

On October 17, 2025, OS Therapies Incorporated (the “Company”) posted an investor presentation to its website at ir.ostherapies.com. The information on the Company’s website is not incorporated by reference into this Current Report on Form 8-K. The Company expects to use the investor presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others. A copy of this investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

Annual Meeting Adjournment

On October 14, 2025 at 10:00 a.m., Eastern time, the Company convened its 2025 annual meeting of stockholders (the “Annual Meeting”) virtually. The proposals submitted to the Company’s stockholders for approval at the Annual Meeting are described in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on August 25, 2025 (the “Proxy Statement”). Based on the preliminary tabulation of votes received, the Issuance Proposal, the Charter Amendment Proposal and the Auditor Ratification Proposal (each as defined in the Proxy Statement) received the requisite votes for approval. However, the Company adjourned the Annual Meeting in order to allow additional time to solicit proxies. The adjourned Annual Meeting will reconvene at 10:00 a.m., Eastern time, on October 21, 2025. The reconvened Annual Meeting will still be held in a virtual meeting format accessible at https://meeting.vstocktransfer.com/OSTHERAPIESOCT25. The close of business on August 20, 2025 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the reconvened Annual Meeting.

Stockholders may vote at the reconvened Annual Meeting or by submitting a proxy for the reconvened Annual Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action. During the period of the adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals for the Annual Meeting.

The Company encourages all stockholders of record as of the close of business on August 20, 2025, who have not yet voted, to do so by October 20, 2025 at 11:59 p.m., Eastern time. Notwithstanding the foregoing, any votes properly received before the close of the reconvened Annual Meeting on October 21, 2025 will be accepted. Proxies previously submitted in respect of the Annual Meeting will be voted at the reconvened Annual Meeting unless properly revoked.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the Annual Meeting to be reconvened on October 21, 2025. The Company previously filed the Proxy Statement on August 25, 2025. BEFORE MAKING ANY VOTING DECISIONS, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE RECONVENED ANNUAL MEETING. The Proxy Statement has been made available to stockholders who are entitled to vote at the Annual Meeting. No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company’s Proxy Statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the reconvened Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Investor Presentation – OS Therapies Incorporated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OS THERAPIES INCORPORATED

Dated: October 17, 2025	By:	/s/ Paul A. Romness, MPH
		Name:	Paul A. Romness, MPH
		Title:	President and Chief Executive Officer

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